Taxation	12 Months Ended
Dec. 31, 2017
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Taxation

14. Taxation

The Group’s tax charge is the sum of the total current and deferred tax expense.

Taxation charge based on profits for the year	2017 £m	2016 £m	2015 £m
UK current year charge	199	241	156
Rest of World current year charge	1,928	1,326	2,924
Credit in respect of prior periods	(508)	(149)	(508)

Total current taxation	1,619	1,418	2,572
Total deferred taxation	(263)	(541)	(418)

Total tax	1,356	877	2,154

In 2017, GSK made payments of £212 million in UK corporation tax to HMRC. These amounts are for UK corporation tax only, and do not include the various other business taxes borne in the UK by GSK each year.

The deferred tax credit in 2017 reflected the revaluation of existing deferred tax liabilities to reflect a lower Swiss tax rate applicable following Swiss tax reform, and an increase in deferred tax assets related to intra-Group profit on inventory. The impact of these items was partly offset by the revaluation of existing deferred tax assets to reflect the lower headline US tax rate following enactment of US tax reform. In comparison to 2017, the 2016 and 2015 net deferred tax credits were impacted to a greater extent by remeasurements of the contingent consideration in relation to the former Shionogi-ViiV Healthcare joint venture. In 2015, the credit also included the unwind of deferred tax liabilities on the disposal of the Group’s Oncology business to Novartis.

The following table reconciles the tax charge calculated at the UK statutory rate on the Group profit before tax with the actual tax charge for the year.

Reconciliation of taxation on Group profits	2017 £m	2017%	2016 £m	2016%	2015 £m	2015%
Profit before tax	3,525		1,939		10,526
UK statutory rate of taxation	679	19.25	388	20.0	2,131	20.25
Differences in overseas taxation rates	635	18.0	593	30.6	1,035	9.8
Benefit of intellectual property incentives	(458)	(13.0)	(321)	(16.5)	(286)	(2.7)
R&D credits	(75)	(2.1)	(93)	(4.8)	(38)	(0.4)
Remeasurement of non-taxable put option liabilities	227	6.4	340	17.5	17	0.2
Losses not recognised/(previously unrecognised losses)	28	0.8	(15)	(0.8)	31	0.3
Permanent differences on disposals and acquisitions	4	0.1	(21)	(1.1)	(248)	(2.4)
Other permanent differences	196	5.6	97	5.0	58	0.6
Reassessment of prior year estimates in respect of current and deferred taxes	(475)	(13.5)	(116)	(6.0)	(578)	(5.5)
US and Swiss tax reform	595	16.9
Tax on unremitted earnings	—	—	25	1.3	32	0.3

Tax charge/tax rate	1,356	38.5	877	45.2	2,154	20.5

GSK has a substantial business presence in many countries around the globe. The impact of differences in overseas taxation rates arose from profits being earned in countries with tax rates higher than the UK statutory rate, the most significant of which in 2017 were the US, Belgium, and India.

The adverse impact was partly offset by the increased benefit of intellectual property incentives such as the UK Patent Box and Belgian Patent Income Deduction regimes. Such regimes provide a reduced rate of corporate income tax on profits earned from qualifying patents.

The Group’s 2017 tax rate of 38.5% has been influenced by the impact of US and Swiss tax reforms, together with transaction-related charges arising on the Group’s put option liabilities in relation to ViiV Healthcare and the Consumer Healthcare Joint Venture and the reassessment of estimates of uncertain tax positions following the settlement of a number of open issues with tax authorities in various jurisdictions.

Included within Other permanent differences is a £34 million charge that arises following the enactment of Belgium tax reform during 2017.

Future tax charges, and therefore the Group’s effective tax rate, may be affected by factors such as acquisitions, disposals, restructurings, the location of research and development activity, tax regime reforms and resolution of open matters as we continue to bring our tax affairs up to date around the world.

	2017	2016	2015
Tax on items charged to equity and statement of comprehensive income	£m	£m	£m
Current taxation
Share-based payments	—	7	22
Defined benefit plans	26	32	30

	26	39	52

Deferred taxation
Share-based payments	(4)	—	(12)
Defined benefit plans	(247)	94	(110)
Exchange movements	—	—	—
Fair value movements on cash flow hedges	—	2	—
Fair value movements on available-for-sale investments	29	51	(55)

	(222)	147	(177)

Total (charge)/credit to equity and statement of comprehensive income	(196)	186	(125)

All of the above items have been charged to the statement of comprehensive income except for tax on share based payments.

Following enactment of US and Belgian tax reform, the Group has recognised deferred tax charges of £27 million and £25 million respectively to equity and the statement of comprehensive income. Both amounts are included within the £222 million net deferred tax charge presented above.

International tax reform

The Group’s tax charge has been influenced by the impact of international tax reform enacted during the year. The US Tax Cuts and Jobs Act (‘the Act’) is expected to have a positive impact on the future after tax earnings of GSK’s US businesses. However, enactment of the new law in 2017 has resulted in a number of non-recurring charges. In addition, enactment of Swiss tax reform during 2017 resulted in a non-recurring tax credit arising from the revaluation of deferred tax liabilities relating to certain Consumer Healthcare brands, acquired from Novartis in 2015, to reflect a reduction in the headline Swiss tax rate.

The charges associated with US tax reform are based on the information currently available. As further guidance from the US Treasury on implementation of the Act becomes available, particularly with regard to the repatriation tax provisions, the assumptions underlying these estimates could change. This could result in adjustments to the charges taken that could have a material impact on the results of the Group.

The impact of tax reform on profits attributable to shareholders in 2017 is set out below.

	Swiss tax	US tax
	reform	reform
	£m	£m
Other operating expenses	—	(666)
Current tax	—	(273)
Deferred tax	483	(805)

Impact on profit after taxation for the year	483	(1,744)

Profit attributable to non-controlling interests	176	(114)
Profit attributable to shareholders	307	(1,630)

The valuations of the HIV and Consumer Healthcare businesses have increased due to lower US tax rates. This has resulted in an increase in the related liabilities for contingent consideration and the put options and hence an additional operating cost of £666 million. The current tax charge in respect of US tax reform relates primarily to the introduction of a repatriation tax on the accumulated reserves of non-US subsidiaries of US entities in the Group, the cash impact of which will be spread over eight years from 2018 onwards. The deferred tax charge relates primarily to the revaluation of existing balance sheet tax assets held against future liabilities, such as pensions.

The tax charge associated with US tax reform was partly offset by an allocation to non-controlling interests amounting to £114 million, as many of the adjustments related to ViiV Healthcare and the Consumer Healthcare Joint Venture. The tax credit associated with Swiss tax reform was similarly offset with a £176 million charge due to an allocation to non-controlling interests related to the Consumer Healthcare Joint Venture. The impact on the tax charge arising from US tax reform was as follows:

	Current tax	Deferred tax	Total
	£m	£m	£m
Revaluation of assets and liabilities	75	(805)	(730)
Repatriation tax	(348)	—	(348)

	(273)	(805)	(1,078)

The Group also incurred a charge of £34 million following the enactment of Belgian tax reform during 2017, predominantly relating to the revaluation of existing deferred tax assets.

Continued focus on tax reform is expected in 2018 and future years driven by the OECD’s Base Erosion and Profit Shifting (“BEPS”) project and European Commission initiatives including fiscal state aid investigations. Together with domestic initiatives around the world these may result in significant changes to established tax principles and an increase in tax authority disputes. In turn, this could adversely affect GSK’s effective tax rate or could result in higher cash tax liabilities.

Issues relating to taxation

The integrated nature of the Group’s worldwide operations involves significant investment in research and strategic manufacture at a limited number of locations, with consequential cross-border supply routes into numerous end-markets. In line with current OECD guidelines the Group base our transfer pricing policy on the ‘arm’s length’ principle. However, different tax authorities may seek to attribute further profit to activities being undertaken in their jurisdiction, potentially resulting in double taxation. The Group also has open items in several jurisdictions concerning such matters as the deductibility of particular expenses and the tax treatment of certain business transactions. GSK applies a risk-based approach to determine the transactions most likely to be subject to challenge and the probability that the Group would be able to obtain compensatory adjustments under international tax treaties.

The calculation of the Group’s total tax charge therefore necessarily involves a degree of estimation and judgment in respect of certain items whose tax treatment cannot be finally determined until resolution has been reached with the relevant tax authority or, as appropriate, through a formal legal process. At 31 December 2017 the Group had recognised provisions of £1,175 million in respect of such uncertain tax positions (2016 – £1,892 million). The decrease in recognised provisions during 2017 was driven by the reassessment of estimates and the utilisation of provisions for uncertain tax positions following the settlement of a number of open issues with tax authorities in various jurisdictions. The transfer of accrued interest payable on tax balances to ‘Other payables’ and the foreign exchange impact of revaluing overseas exposures also contributed to the reduction in recognised provisions. Whilst the ultimate liability for such matters may vary from the amounts provided and is dependent upon the outcome of agreements with the relevant tax authorities, or litigation where appropriate, the Group continues to believe that it has made appropriate provision for periods which are open and not yet agreed by the tax authorities. We do not currently anticipate any material changes to the amounts provided for transfer pricing or tax contingencies during the next 12 months.

A provision for deferred tax liabilities of £209 million (2016 – £205 million) has been made in respect of withholding taxation that would arise on the distribution of profits by certain overseas subsidiaries. Whilst the aggregate amount of unremitted profits at the balance sheet date was approximately £17 billion (2016 – £18 billion), the majority of these unremitted profits would not be subject to tax (including withholding tax) on repatriation, as UK legislation relating to company distributions provides for exemption from tax for most overseas profits, subject to certain exceptions. In prior years, a temporary difference arose on the accumulated reserves of non-US subsidiaries of US entities in the Group. As the timing of reversal of this temporary difference could be controlled and was not considered probable in the foreseeable future, deferred tax had not been provided. However, as a result of the US Tax Cuts and Jobs Act, the temporary difference reversed and the Group recorded a one-off repatriation tax charge of £348 million. Accordingly, the unremitted profits on which deferred tax has not been provided is now £nil (2016 – £1.7 billion).

Movement in deferred tax assets and liabilities

					Pensions &		Share	Other
	Accelerated				other post		option	net
	capital	Intangible	Contingent	Intra-Group	employment	Tax	and award	temporary
	allowances	assets	consideration	profit	benefits	losses	schemes	differences	Total
	£m	£m	£m	£m	£m	£m	£m	£m	£m
At 1 January 2017	(377)	(2,324)	1,138	1,054	1,262	227	110	1,350	2,440
Exchange adjustments	(7)	75	—	(58)	(48)	(5)	(4)	(18)	(65)
Credit/(charge) to income statement	62	330	(52)	256	3	59	(1)	(88)	569
Credit/(charge) to income statement associated with US tax reform	5	116	(218)	(235)	(210)	(20)	(27)	(216)	(805)
Credit to income statement associated with Swiss tax reform	—	483	—	—	—	—	—	—	483
(Charge)/credit to statement of comprehensive income and equity	—	—	—	—	(247)	—	(4)	29	(222)

At 31 December 2017	(317)	(1,320)	868	1,017	760	261	74	1,057	2,400

The net deferred tax credit of £247 million to the income statement included a £483 million credit associated with Swiss tax reform and a £569 million credit in relation to the origination and reversal of temporary differences. These credits were partly offset by a £805 million charge in relation to US tax reform. The net credit to the income statement of £247 million included a £16 million charge related to R&D incentives recognised within Operating profit (and not the taxation charge) in the income statement.

Deferred tax liabilities provided in relation to intangible assets predominately relate to temporary differences arising on assets and liabilities acquired as part of historic business combinations. The Group continues to recognise deferred tax assets on future obligations in respect of contingent consideration amounts payable to minority shareholders. These payments are tax deductible at the point in time at which payment is made.

A deferred tax asset is recognised on intra-Group profits arising on inter-company inventory which are eliminated within the consolidated financial statements. As intra-Group profits are not eliminated from the individual entities’ tax returns a temporary difference arises that will reverse at the point in time inventory is sold externally. The deferred tax asset recognised on tax losses of £261 million related to trading losses. In 2016, £173 million related to trading losses and £54 million related to capital losses. Other net temporary differences included accrued expenses for which a tax deduction is only available on a paid basis, such as rebates.

Deferred tax assets and liabilities are recognised on the balance sheet as follows:

	2017	2016
	£m	£m
Deferred tax assets	3,796	4,374
Deferred tax liabilities	(1,396)	(1,934)

	2,400	2,440

Deferred tax assets are recognised on US foreign tax credits only where it is possible that future taxable profits will be available. The gross amount of foreign tax credits on which deferred tax has not been recognised was £721 million at 31 December 2017.

Deferred tax assets are recognised where it is probable that future taxable profit will be available to utilise losses. Unrecognised tax losses are as follows:

	2017		2016
		Unrecognised		Unrecognised
		deferred tax		deferred tax
	Tax losses	asset	Tax losses	asset
Unrecognised tax losses	£m	£m	£m	£m
Trading losses expiring:
Within 10 years	802	187	786	255
More than 10 years	872	99	842	131
Available indefinitely	86	14	95	15

At 31 December	1,760	300	1,723	401

Capital losses	1,924	372	2,320	396

At 31 December	1,924	372	2,320	396